U.S. TREASURY INDEX FUND

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

U.S. TREASURY INDEX FUND

SUPPLEMENT DATED MAY 22, 2014 TO

SUMMARY PROSPECTUS DATED JULY 31, 2013

At a shareholder meeting on May 19, 2014, shareholders of the Fund approved a new management agreement between the Fund and its investment adviser to provide the Fund with investment advisory and administration services under a single agreement and fee structure.

Effective June 30, 2014, the information under the sections entitled “Fees and Expenses of the Fund” and “Example” on page 1 of the Summary Prospectus is amended and restated as follows to reflect new total annual fund operating expenses.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.13%
Other Expenses	0.12%
Transfer Agency Fees	0.02%
Other Operating Expenses	0.10%
Total Annual Fund Operating Expenses	0.25%
Expense Reimbursement(2)	(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.15%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$70	$131	$308

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NF SPT USTR (5/14)

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS

U.S. Treasury Index Fund

Summary Prospectus | July 31, 2013	Ticker: BTIAX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2013, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the performance of the Barclays U.S. Treasury Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.38%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.13%
Total Annual Fund Operating Expenses	0.68%
Expense Reimbursement(1)	(0.53)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.15%

(1)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses, a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$164	$326	$796

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year ended November 30, 2012 and for the four-month period ended March 31, 2013, the Fund’s portfolio turnover rate was 74.49% and 21.88% (not annualized), respectively, of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Barclays U.S. Treasury Index. The Fund will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Barclays U.S. Treasury Index.

The Barclays U.S. Treasury Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall. As of May 31, 2013, the duration of the Barclays U.S. Treasury Index was 5.25 years.

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Barclays U.S. Treasury Index using computer programs and statistical procedures. Because the Fund will have fees and transaction expenses (while the Barclays U.S. Treasury Index has none), returns are likely to be below those of the Barclays U.S. Treasury Index.

The Fund’s investment adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the Barclays U.S. Treasury Index within a 0.95 correlation coefficient.

Barclays Capital, Inc. (“Barclays Capital”) does not endorse any of the securities in the Barclays U.S. Treasury Index. It is not a sponsor of the Fund and is not affiliated with the Fund in any way.

NF SUM USTR (7/13)	SUMMARY PROSPECTUS	1	U.S. TREASURY INDEX FUND

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

TRACKING RISK is the risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The Fund commenced operations on January 11, 1993 as a separate portfolio (the “Predecessor U.S. Treasury Index Fund”) of Northern Institutional Funds. On November 16, 2012, the Predecessor U.S. Treasury Index Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Predecessor U.S. Treasury Index Fund offered and sold Class A shares. In connection with the Reorganization, holders of the Predecessor U.S. Treasury Index Fund’s Class A shares received shares of the Fund. The Predecessor U.S. Treasury Index Fund was managed with the same investment objective, strategies and policies as are followed by the Fund. As a result of the Reorganization, the performance and accounting history of the Predecessor U.S. Treasury Index Fund prior to the Reorganization were assumed by the Fund.

The performance information set forth in the bar chart and table below for periods prior to the Reorganization is that of the Class A shares of the Predecessor U.S. Treasury Index Fund.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2013 is (2.17)%. For the periods shown in the bar chart above, the highest quarterly return was 8.80% in the fourth quarter of 2008, and the lowest quarterly return was (3.24)% in the second quarter of 2004.

U.S. TREASURY INDEX FUND	2	SUMMARY PROSPECTUS

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2012)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
U.S. Treasury Index Fund	1/11/93
Return before taxes		1.71%	5.24%	4.58%	5.94%
Return after taxes on distributions		0.62%	3.95%	3.21%	4.03%
Return after taxes on distributions and sale of Fund shares		1.73%	3.87%	3.18%	3.97%
Barclays U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)		1.99%	5.40%	4.75%	6.14%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the U.S. Treasury Index Fund. Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc., have been managers of the Fund since July 2013 and September 2009, respectively.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

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By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

SUMMARY PROSPECTUS	3	U.S. TREASURY INDEX FUND

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

U.S. TREASURY INDEX FUND	4	SUMMARY PROSPECTUS